UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2007

ST. BERNARD SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50813	20-0996152
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15015 Avenue of Science

San Diego, CA 92128

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 676-2277

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Asset Sale and License Agreement

Pursuant to the terms of an Asset Sale and License Agreement signed and effective as of January 4, 2007 (the “Agreement”), by and between St. Bernard Software, Inc., a Delaware corporation (“St. Bernard”) and Shavlik Technologies, LLC (“Shavlik”), St. Bernard has agreed to assign and sell to Shavlik St. Bernard’s UpdateEXPERT and Update EXPERT Premium software applications and related customer and end user license agreements, software, programming interfaces and other intellectual property rights and contracts for an aggregate purchase price of $1,200,000 plus 45% of any maintenance renewal fees collected by Shavlik in excess of $1,200,000 for renewals invoiced by Shavlik between February 1, 2007 and January 31, 2008 (the “Asset Sale”).

The closing of the Asset Sale is subject to the satisfaction of customary closing conditions and consequently, there can be no assurances that the Asset Sale will be consummated. However, if the closing conditions are promptly satisfied, St. Bernard expects that the Asset Sale would be consummated in late January or early February.

The Agreement is incorporated herein by reference to Exhibit 10.1 hereto, and the above description of the terms of the Agreement is qualified in its entirety by the Agreement as filed.

Amendment to Recent Stock Option Grants

On January 3, 2007, the Board of Directors of St. Bernard approved an amendment to certain stock option grants made by St. Bernard to certain St. Bernard employees and directors between July 14, 2006 and December 4, 2006, reducing the exercise price of the amended option grants to the closing fair market price of St. Bernard common stock on January 11, 2007. The intention of St. Bernard’s Board of Directors in approving the amendment is to reestablish the incentive and retentive value of the amended stock options for the affected employees and directors, as the relevant options had been left significantly “out-of-the-money” due to recent declines in the price of St. Bernard common stock. A substantial majority of the options that will be amended were granted to new executives and employees that joined St. Bernard after the merger with Sand Hill IT Security Acquisition Corp. in July 2006. The reason for delaying the determination of the new exercise price for the amended option grants until January 11, 2007 is to enable the market to absorb the information included in this Form 8-K before setting the new exercise price. The amendment affects options to purchase a total of up to 1,071,039 shares of St. Bernard common stock, including options granted to the following St. Bernard executive officers and directors:

Name:	Position:	Original Option Grant Date:	Shares Underlying the Option:
Vincent Rossi	Chief Executive Officer	July 28, 2006	480,000

Al Riedler	Chief Financial Officer	July 14, 2006	20,980

Bradford Weller	Chief Legal Officer	July 28, 2006	50,000

Louis Ryan	Director	September 7, 2006	50,000

Richard Arnold	Director	September 7, 2006	50,000

Item 7.01 Regulation FD Disclosure.

On January 4, 2007, St. Bernard issued a press release announcing a conference call scheduled for January 9, 2007. A copy of that press release is filed as Exhibit 99.1 hereto. This conference call was scheduled for the purpose of, among other things, discussing the execution of the Agreement with Shavlik, the amendment to certain stock option grants to certain St. Bernard employees and directors described in Item 1.01 above, and to provide an update regarding St. Bernard’s projected financial results for the fourth quarter 2006, specifically to reaffirm St. Bernard’s expectation that its revenues for the fourth quarter of 2006 will be in the middle to upper portion of the $5.5 million to $6.0 million range that was provided during St. Bernard’s quarterly earnings announcement conference call in November 2006. These topics will be discussed on the January 9, 2007 conference call, which will be recorded and available for replay as set forth in the press release filed as Exhibit 99.1 hereto.

Safe Harbor for Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they prove incorrect, could cause St. Bernard’s results to differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, among other things, statements regarding the completion of the sale of the UpdateEXPERT and Update EXPERT Premium software applications to Shavlik and the consummation of the transactions described in the Agreement; statements regarding the amendment to certain stock option grants made by St. Bernard to certain St. Bernard employees and directors between July 14, 2006 and September 7, 2006; any projections of earnings, revenues or other financial items, including St. Bernard’s projected revenues for the fourth quarter of 2006; and any statements of belief and any statement of assumptions underlying any of the foregoing. The risks, uncertainties and assumptions referred to above include, among other things, satisfaction of the conditions to closing related to the Asset Sale described in the Agreement; employee management and compensation issues; the challenge of integrating the Singlefin business; the timely development, production and acceptance of products and services and their feature sets; the challenge of managing asset levels, including inventory; the flow of products into third-party distribution channels; and the difficulty of keeping expense growth at modest levels while increasing revenues. These and other risks and factors that could cause events or our results to differ from those expressed or implied by such forward-looking statements are described in St. Bernard’s Prospectus filed pursuant to Rule 424(b)(3) filed with the Securities and Exchange Commission on June 26, 2006 and quarterly reports on Form 10-QSB, as well as other subsequent filings with the Securities and Exchange Commission. We assume no obligation and do not intend to update these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Asset Sale and License Agreement dated as of January 4, 2007, by and between St. Bernard Software, Inc. and Shavlik Technologies, LLC.

99.1	Press Release dated January 4, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ST. BERNARD SOFTWARE, INC.

Dated: January 9, 2007	By:	/s/ Alfred F. Riedler
Alfred F. Riedler
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Asset Sale and License Agreement dated as of January 4, 2007, by and between St. Bernard Software, Inc. and Shavlik Technologies, LLC.

99.1	Press Release dated January 4, 2007.